EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Tempco, Inc. (the “Company”) for the year ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Anthony Silverman, President, Chief Executive Officer of the Company hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Anthony Silverman Anthony Silverman President and Chief Executive Officer (Principal Executive Officer)

Dated:	October 15, 2012